UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________
FORM 8-K/A
Amendment No. 2
_________________________________
CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2013
 _________________________________
KITE REALTY GROUP TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-32268	11-3715772
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification No.)
incorporation)

30 S. Meridian Street Suite 1100 Indianapolis, IN	46204
(Address of Principal Executive Offices)	(Zip Code)

(317) 577-5600
Registrant's Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report
_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends and supplements the Form 8-K, filed on December 3, 2013, as amended by the Form 8-K/A filed on December 4, 2013, to include the historical financial statements and pro forma financial information required by Item 9.01(a) and (b) with respect to such Form 8-K.

Item 9.01 Financial Statements and Exhibits.

In accordance with Rule 3-14 and Article 11 of Regulation S-X, Kite Realty Group Trust (the “Company”) hereby files the following financial statement and pro forma information relating to the acquisition of nine retail properties, located in Florida, Georgia, Texas, and Alabama.

(a) Financial Statements of Properties Acquired (OZ/CLP).
Report of Independent Auditors
Statements of Revenues and Certain Expenses for the year ended December 31, 2012 (audited) and nine months ended September 30, 2013 (unaudited)
Notes to Statements of Revenues and Certain Expenses

(b) Unaudited Pro Forma Financial Information (Kite Realty Group Trust).
Unaudited pro forma consolidated balance sheet as of September 30, 2013
Unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2013
Unaudited pro forma consolidated statement of operations for the year ended December 31, 2012
Notes to unaudited pro forma consolidated financial statements

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Sellers, Richardson, Holman & West, LLP.

Independent Auditor’s Report

To the Board of Directors and Stockholders
Kite Realty Group Trust
Indianapolis, IN

Report on the Statement of Revenues and Certain Expenses

We have audited the accompanying statement of revenues and certain expenses of OZ/CLP Hunter’s Creek LLC, OZ/CLP Lakewood LLC, OZ/CLP Northdale LLC, OZ/CLP Burnt Store LLC, OZ/CLP Portofino LP, OZ/CLP Kingwood Commons LP, OZ/CLP Clay LLC, OZ/CLP Trussville I LLC, OZ/CLP Trussville II LLC, and OZ/CLP Beechwood LLC (Properties) for the year ended December 31, 2012.

Management’s Responsibility for the Statement of Revenues and Certain Expenses

Management is responsible for the preparation and fair presentation of the statement of revenues and certain expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues and certain expenses that is free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues and certain expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues and certain expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenues and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenues and certain expenses referred to above present fairly, in all material respects, the revenues and certain expenses (as defined in Note 1) of the Properties for the year ended December 31, 2012, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

We draw attention to Note 1 of the statement of revenues and certain expenses, which describes that the accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for the inclusion in the current report on Form 8-K/A of Kite Realty Group Trust and is not intended to be a complete presentation of the Properties’ revenues and expenses.  Our opinion is not modified with respect to this matter.

/s/ Sellers Richardson Holman & West, LLP

January 31, 2014

Portfolio Acquisition
Combined Statements of Revenues and Certain Expenses
Year Ended December 31, 2012 and Nine-Months Ended September 30, 2013 (unaudited)
(In thousands)

	Nine Months Ended September 30, 2013 (Unaudited)	Year Ended December 31, 2012
Revenues
Minimum rent	$16,535	$21,244
Tenant reimbursements	4,237	5,595
Other	49	97
Total revenues	20,821	26,936

Certain expenses
Property operating expenses	2,992	4,142
Real estate taxes	2,462	3,281
Total certain expenses	5,454	7,423
Revenues in excess of expenses	$15,367	$19,513

See accompanying notes

Portfolio Acquisition
Notes to Combined Statements of Revenues and Certain Expenses
Year Ended December 31, 2012 and Nine-Months Ended September 30, 2013 (unaudited)
 (In thousands)

1. Basis of Presentation

On November 26, 2013, the Company acquired sole ownership of nine retail shopping centers (the “Portfolio Acquisition”) that were previously owned by OZ/CLP Hunter’s Creek LLC, OZ/CLP Lakewood LLC, OZ/CLP Northdale LLC, OZ/CLP Burnt Store LLC, OZ/CLP Portofino LP, OZ/CLP Kingwood Commons LP, OZ/CLP Clay LLC, OZ/CLP Trussville I LLC, OZ/CLP Trussville II LLC, and OZ/CLP Beechwood LLC.

The accompanying combined statements of revenues and certain expenses include the operations of the Portfolio Acquisition.  The Portfolio Acquisition consists of the following nine retail properties:

Property Name	Property Location	Owned Gross Leasable Area (unaudited)	Major Tenants
Lakewood Promenade	Jacksonville, Florida	196,870	Stein Mart, Winn Dixie
Northdale Promenade	Tampa, Florida	176,925	TJ Maxx, Beall’s, Crunch Fitness Sweetbay (non-owned)
Hunter’s Creek Promenade	Orlando, Florida	119,729	Publix
Burnt Store Promenade	Punta Gorda, Florida	94,223	Publix, Home Depot (non-owned)
Portofino Shopping Center	Houston, Texas	371,792	DSW, Michaels, Sports Authority, Lifeway Christian Store, Stein Mart, PetSmart, Conn’s Appliances, Old Navy
Kingwood Commons	Houston, Texas	164,356	Randall’s Food and Drug, Petco, Chico’s, Talbots, Ann Taylor, Jos. A. Bank
Trussville Promenade	Birmingham, Alabama	446,484	Wal-Mart, Regal Cinema, Marshalls, Big Lots, PetSmart, Dollar Tree, Kohl’s (non-owned), Sam’s Club (non-owned)
Clay Marketplace	Birmingham, Alabama	66,165	Publix
Beechwood Promenade	Athens, Georgia	342,322	TJ Maxx, Georgia Theatre, CVS, BodyPlex, Stein Mart, Fresh Market, Jos. A. Bank, Ann Taylor, Coldwater Creek, Talbots

The accompanying statements of revenues and certain expenses relate to the Portfolio Acquisition and have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the statements are not representative of the actual operations for the periods presented as revenues and certain operating expenses. Certain revenues and expenses expected to be incurred in the future operations of the Portfolio Acquisition, have been excluded. Such items include depreciation, amortization, management fees, certain property administrative expenses, interest expense, interest income and amortization of above-and below-market leases.

2. Summary of Significant Accounting Policies

Revenue Recognition

The Portfolio Acquisition recognizes rental revenue from tenants on a straight-line basis over the lease term when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset.

Tenant recoveries related to reimbursement of real estate taxes, insurance, repairs and maintenance, and other operating expenses are recognized as revenue in the period the applicable expenses are incurred. The reimbursements are recognized and presented gross, as the Portfolio Acquisition is generally the primary obligor with respect to purchasing goods and services from third-party suppliers, has discretion in selecting the supplier and bears the associated credit risk.

Repairs and Maintenance

Expenditures for maintenance and repairs are charged to expense as incurred.  Renovations and expenditures which improve or extend the useful life of the asset are capitalized.

Use of Estimates

Management has made certain estimates and assumptions relating to the reporting and disclosure of revenues and certain expenses to present the statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles. Actual results could differ from those estimates.

3. Minimum Future Lease Rentals

There are various lease agreements in place with tenants to lease space in the Portfolio Acquisition. As of September 30, 2013, the minimum future cash rents receivable under noncancelable operating leases in each of the next five years and thereafter are as follows (unaudited):

2013 (three months ending December 31, 2013)	$5,393
2014	22,158
2015	19,924
2016	15,197
2017	12,371
2018	10,433
Thereafter	21,626
$107,102

Leases generally require reimbursement of the tenant’s proportional share of common area, real estate taxes and other operating expenses, which are excluded from the amounts above.

4. Commitments and Contingencies

The Portfolio Acquisition is subject to various legal proceedings and claims that arise in the ordinary course of business. These matters are generally covered by insurance. Management believes that the ultimate settlement of these actions will not have a material adverse effect on the Portfolio Acquisition’s results of operations.

5. Subsequent Events

The Portfolio Acquisition evaluated subsequent events through January 31, 2014, the date the financial statements were available to be issued.

KITE REALTY GROUP TRUST
UNAUDITED PRO FORMA FINANCIAL INFORMATION

On November 26, 2013, Kite Realty Group Trust (the “Company”) acquired sole ownership of nine retail shopping centers (the “Acquired Properties”) that were previously owned by OZ/CLP Hunter’s Creek LLC, OZ/CLP Lakewood LLC, OZ/CLP Northdale LLC, OZ/CLP Burnt Store LLC, OZ/CLP Portofino LP, OZ/CLP Kingwood Commons LP, OZ/CLP Clay LLC, OZ/CLP Trussville I LLC, OZ/CLP Trussville II LLC, and OZ/CLP Beechwood LLC (the “Portfolio Acquisition”). The following unaudited pro forma consolidated balance sheet of the Company as of September 30, 2013 and unaudited pro forma consolidated statements of operations of the Company for the year ended December 31, 2012 and the nine months ended September 30, 2013 have been prepared as if the Portfolio Acquisition and related capital activities had occurred on September 30, 2013 for the pro forma consolidated balance sheet, and as if the Portfolio Acquisition and concurrent capital activities had occurred on January 1, 2012.

The Company’s pro forma consolidated financial statements are presented for informational purposes only and should be read in conjunction with the historical financial statements of the Acquired Properties and related notes thereto included elsewhere in this filing and the Company’s Form 10-K and Forms 10-Q filed with the Securities and Exchange Commission. The adjustments to the Company’s pro forma consolidated financial statements are based on available information and assumptions that the Company considers reasonable. The Company’s pro forma consolidated financial statements do not purport to (1) represent the Company’s financial position that would have actually occurred had the acquisition and related capital activities occurred on September 30, 2013, (2) represent the results of the Company’s operations that would have actually occurred had the acquisition and related capital activities occurred on January 1, 2012 or (3) project the Company’s financial position or results of operations as of any future date or for any future period, as applicable.

KITE REALTY GROUP TRUST
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
As of September 30, 2013
(in Thousands)

	Kite Realty Group Trust	Pro Forma Adjustments	Company Pro Forma
	(A)	(B)
Assets:

Investment properties, at cost:	$1,528,032	$315,150	$1,843,182
Less: accumulated depreciation	(220,782)	-	(220,782)
	1,307,250	315,150	1,622,400
Cash and cash equivalents	12,130	-	12,130
Tenant receivables	22,374	-	22,374
Other receivables	5,938	-	5,938
Escrow deposits	11,389	-	11,389
Deferred costs, net	41,187	15,278	56,465
Prepaid and other assets	4,019	-	4,019
Total Assets	$1,404,287	$330,428	$1,734,715

Liabilities and Equity:
Notes payable	$743,985	$86,900	$830,885
Accounts payable and accrued expenses	50,638	1,400	52,038
Deferred revenue and other liabilities	18,217	24,889	43,106
Total Liabilities	812,840	113,189	926,029

Commitments and contingencies

Redeemable noncontrolling interests in the Operating Partnership	40,114	-	40,114

Equity:
Kite Realty Group Trust Shareholders' Equity
Preferred Shares	102,500	-	102,500
Common Shares	939	368	1,307
Additional paid-in capital	608,201	216,871	825,072
Accumulated other comprehensive loss	(229)	-	(229)
Accumulated deficit	(163,621)	-	(163,621)
Total Kite Realty Group Trust Shareholders' Equity	547,790	217,239	765,029
Noncontrolling Interests	3,543	-	3,543
Total Equity	551,333	217,239	768,572
Total Liabilities and Equity	$1,404,287	$330,428	$1,734,715

See accompanying notes

KITE REALTY GROUP TRUST
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the nine months ended September 30, 2013
(in Thousands, except per share amounts)

	Kite Realty Group Trust	Financing Transactions	Portfolio Acquisition	Company Pro Forma
	(AA)	(BB)	(CC)
Revenue:
Minimum rent	$67,215	-	17,662	84,877
Tenant reimbursements	17,351	-	4,237	21,588
Other property-related revenue	9,300	-	49	9,349
Total revenue	93,866	-	21,948	115,814
Expenses:
Office operating expenses	15,582	-	2,992	18,574
Real estate taxes	10,685	-	2,462	13,147
General, administrative and other	6,069	-	-	6,069
Acquisition costs	567	-	-	567
Depreciation and amortization	40,626	-	15,874	56,500
Total expenses	73,529	-	21,328	94,857
Operating income	20,337	-	620	20,957
Interest expense	(20,989)	(1,388)	-	(22,377)
Income tax expense	(106)	-	-	(106)
Other expense	(39)	-	-	(39)
(Loss) income from continuing operations	(797)	(1,388)	620	(1,565)
Loss from discontinued operations	(3,158)	-	-	(3,158)
Consolidated net loss	(3,955)	(1,388)	620	(4,723)
Net loss attributable to noncontrolling interests	651	(136)	(32)	483	(DD)
Net loss attributable to Kite Realty Group Trust	(3,304)	(1,524)	588	(4,240)
Dividends on preferred shares	(6,342)	-	-	(6,342)
Net loss attributable to common shareholders	$(9,646)	$(1,524)	$588	$(10,582)

Net loss attributable to shareholders’ per share-basic and diluted	$(0.11)			$(0.09)	(EE)
Pro Forma weighted average shares outstanding-basic and diluted	87,627			124,427	(EE)

See accompanying notes

KITE REALTY GROUP TRUST
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the year ended December 31, 2012
(in Thousands, except per share amounts)

	Kite Realty Group Trust	Financing Transactions	Portfolio Acquisition	Company Pro Forma
	(AA)	(BB)	(CC)
Revenue:
Minimum rent	$76,529	$-	$22,747	$99,276
Tenant reimbursements	20,178	-	5,595	25,773
Other property-related revenue	4,051	-	97	4,148
Total revenue	100,758	-	28,439	129,197
Expenses:
Office operating expenses	17,392	-	4,142	21,534
Real estate taxes	13,300	-	3,281	16,581
General and administrative	7,124	-	-	7,124
Acquisition costs	364	-	-	364
Litigation charge, net	1,007	-	-	1,007
Depreciation and amortization	40,372	-	21,165	61,537
Total expenses	79,559	-	28,588	108,147
Operating income (loss)	21,199	-	(149)	21,050
Interest expense	(25,660)	(1,851)	-	(27,511)
Income tax benefit	106	-	-	106
Remeasurement loss on consolidation	(7,980)	-	-	(7,980)
Other income	209	-	-	209
Loss from continuing operations	(12,126)	(1,851)	(149)	(14,126)
Income from discontinued operations	8,421	-		8,421
Consolidated net loss	(3,705)	(1,851)	(149)	(5,705)
Net loss attributable to noncontrolling interests	(629)	(318)	9	(938)	(DD)
Net loss attributable to Kite Realty Group Trust	(4,334)	(2,169)	(140)	(6,643)
Dividends on preferred shares	(7,920)	-	-	(7,920)
Net loss attributable to common shareholders	$(12,254)	$(2,169)	$(140)	$(14,563)

Net loss attributable to shareholders’ per share-basic and diluted	$(0.18)			$(0.14)	(EE)
Pro Forma weighted average shares outstanding-basic and diluted	66,885			103,685	(EE)

See accompanying notes

KITE REALTY GROUP TRUST
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

1. Balance sheet adjustments

(A)	Represents the historical balance sheet of Kite Realty Group Trust (the “Company”) as of September 30, 2013.

(B)
Reflects the total consideration paid by the Company of $305.5 million, which was preliminarily allocated to investment in real estate ($315.2 million), deferred leasing costs and lease intangibles ($15.3 million), and reduced by the value of below-market leases ($24.9 million). The Company recorded the purchase price of the property’s tangible and intangible assets in accordance with Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 805: Business Combinations. In order to fund the Portfolio Acquisition, the Company completed a common share offering of 36.8 million common shares in November 2013 that resulted in net proceeds of approximately $217.2 million. The remaining $86.9 million was paid from net borrowings under our unsecured revolving credit facility.

2. Income statement adjustments

(AA)	Reflects the Company’s historical consolidated statement of operations for the nine-month period ended September 30, 2013 and for the year ended December 31, 2012.

(BB)
The pro forma adjustments reflect the interest on net borrowings on the Company’s unsecured revolving credit facility for the nine months ended September 30, 2013 and for the year ended December 31, 2012 as if the borrowings occurred on January 1, 2012. The Company used current LIBOR rates plus the respective credit spreads on its unsecured revolving credit facility of 1.95%.

(CC)
The pro forma adjustments reflect the amortization of the preliminary allocations to investment property, intangibles, and above-market and below-market leases values (which are amortized to minimum rent) from the Portfolio Acquisition for the nine months ended September 30, 2013 and for the year ended December 31, 2012 as if they were acquired on January 1, 2012.
These results do not include minimum rent from signed leases that commenced subsequent to September 30, 2013.  Annual minimum rent from the leases is approximately $0.7 million.
Acquisition costs of $1.6 million are not included in the pro-forma adjustments as the costs will not have a continuing impact.

(DD)
Pro forma allocation of net loss attributable to noncontrolling interests is based upon an allocation of the net operating results after preferred dividends and noncontrolling interests in the consolidated properties based on the weighted average ownership interest upon completion of the 36.8 million common share offering.  Our pro forma weighted average ownership interest in the operating partnership was 5.1% and 6.7% for the periods ended September 30, 2013 and December 31, 2012.

(EE)
Pro forma loss per basic and diluted share is calculated by dividing pro forma consolidated net loss allocable to common stockholders by the number of weighted average common shares outstanding for the nine-month period ended September 30, 2013 and for the year ended December 31, 2012 as if the common share offering of 36.8 million shares was completed on January 1, 2012.  The par value of our common stock is $0.01 per share.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kite Realty Group Trust
Date: February 5, 2014	By:	/s/ Daniel R. Sink
Daniel R. Sink
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
23.1	Consent of Sellers, Richards, Holman & West